                                                                   EXHIBIT 10.26

[LOGO
OF
IBM]        International Business Machines Corporation
-------------------------------------------------------------------------------

            Industry Remarketer Affiliate Document of Understanding

We may approve your relationship, with the IBM authorized managing industry remarketer (called "Remarketer") named below, as an industry remarketer affiliate, based on either the description of your value-added enhancement or other information in the application package, or both. If approved, you agree that you will not 1) market the same Products under the terms of another IBM Business Partner relationship unless we approve that relationship in writing, 2) enter into the same relationship with another Remarketer for the same Products. If we do not approve your application, the Remarketer will not provide IBM products to you and we will not return this document to you.

If you are approved, we will sign and return this document along with advertising guidelines for our logos, trade and service marks, trade names, emblems, and titles (collectively called "Trademarks"). You will be authorized to refer to yourself as an IBM Industry Remarketer Affiliate. You may also use the IBM Business Partner emblem associated with that title. You may use Trademarks only as described in the guidelines and only in association with the IBM products the Remarketer is approved to market to you.

On our request, you agree to change or stop using any advertising or promotional material that does not comply (as we determine) with our guidelines or this document. When this document is no longer in effect, you agree to promptly stop using our Trademarks. If you do not, you agree to pay any expenses and fees that we incur in getting you to stop.

You agree that any goodwill attaching to our Trademarks as a result of your use of them belongs to us. You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

Your rights under this document are not property rights and, therefore, you cannot transfer them to anyone else or encumber them in any way. For example, you may not sell your right to use our Trademarks.

You agree to report applicable warranty and product installation information to the Remarketer and to inform end users of any available IBM warranty service options. You also agree to obtain, where applicable, the end users' signatures on our license agreements before providing either machines that have Licensed Internal Code or programs to them.

You agree that any agreement you have with the Remarketer concerning this relationship is not in conflict with the terms of the Remarketer's agreement with us. Included in these terms are the Remarketer's agreement to 1) market only certain products to you, and 2) ensure that you market such products only to end users in the United States and Puerto Rico (the IBM RISC System/6000 may also be marketed in Canada), and only with your value-added enhancement approved by us, unless it is a Product we specify which is not required to be marketed with a value-added enhancement. However, you may provide up to 25% of the personal computer system units, including associated features and options, in each transaction without such enhancement. The Remarketer must sponsor any application for our approval of any additional value-added enhancement.

If we authorize you as an Industry Remarketer affiliate of mid-range computer products, we allow you to acquire certain of those products which you are approved to market, for your own internal use within your remarketing operations only. Your value-added enhancement is not required on such acquisitions. You agree not to remarket such products for 24 months from their date of installation.

IBM International Business Machines Corporation
--------------------------------------------------------------------------------

To assist you in the successful installation, and your ongoing end user support requirements for the products you market as an industry remarketer affiliate, you may contract for the necessary skills with an IBM Authorized Business Partner who may perform such activities directly for your end user. However, you are responsible for your end users' satisfaction with such activities. You agree to indemnify IBM from any liability for the activities performed by such parties. Additionally, you may select IBM to perform such activities. In that event IBM will assume customer satisfaction responsibilities.

If you are approved to market the IBM RISC System/8000, you agree that such Products must be purchased in the country in which they are to be installed.

If you agree to these terms, please sign and submit a copy of this document to the Remarketer. This document becomes effective on the date we sign it. It will be in effect as long as the Remarketer is approved by us to market to you or until the relationship between you and the Remarketer is terminated. You may terminate this document for any reason on one month's written notice to us. We may terminate this approval with or without cause on one month's written notice to you. You agree to give us prompt written notice of any material change, or anticipate material change, in your financial condition, business structure or operating environment. Such changes include information supplied to us in your application. Such change, or failure to give notice, may result in termination of this Agreement. Certain acts or omissions are so serious as to warrant immediate termination. If you materially breach any of the terms of this document, or make any material misrepresentation to us, we may terminate this approval at any time, on written notice to you.

IBM Managing Industry Remarketer name:                  Canadian IBM Managing Industry Remarketer name:
Pro America, Inc.                                       (for IBM RISC System/8000)

Agreed to: (Industry Remarketer Affiliate name)         Agreed to:
                                                        International Business Machines Corporation

By  /s/ James K. Hoofard, Jr.                           By /s/ Terry Webb
  ------------------------------------------------        ----------------------------------------------
               Authorized signature                                 Authorized signature

Name (type or print): James K. Hoofard, Jr.             Name (type or print): Terry Webb

Date: April 22, 1996                                    Date: 9/12/96

Industry Remarketer Affiliate address: CPS Systems, Inc.
3400 Carlise, Suite 500
Dallas TX 75204

                         Industry Remarketer Affiliate
                      Value-Added Enhancement Description
      (The value-added enhancement we approve on your industry remarketer affiliate application, is to be attached to this document).

IBM International Business Machines Corporation
--------------------------------------------------------------------------------

                         Industry Remarketer Affiliate
                      Value-Added Enhancement Description
      (The value-added enhancement we approve on your industry remarketer affiliate application, is to be attached to this document).

"CPS SYSTEM'S ACCOUNTING OF CITY AND STATE GOVERNMENT" THE CPS SYSTEM'S CITY AND COUNTY GOVERNMENT ACCOUNTING FOR THE CITY AND COUNTY GOVERNMENT INDUSTRY WHICH OPERATES ON THE IBM RISC SYSTEM/6000 INCLUDES AT A MINIMUM THE FOLLOWING MODULES, ACCOUNTING: MAINTAINS DETAILED CHART OF ACCOUNTS FOR EACH CITY/COUNTY FUND WITH REPORTING BY RANGE ACCOUNTS. MAINTAINS FUND BALANCES FOR ACTUAL, BUDGET, PRIOR YEAR BALANCES BY MONTH, QUARTER, AND YEAR. MAINTAINS MULTIPLE REQUIRED FUND GENERAL LEDGERS, APPROPRIATE/EXPENDITURES, INVESTMENTS, AND REVENUE LEDGERS, AND INTERFACES WITH FINANCIAL SUPPORT SYSTEMS COLLECTING AND REPORTING DATA ASSOCIATED WITH DAY-TO-DAY FINANCIAL ACTIVITIES: ACCOUNTS
PAYABLE: PAYROLL; AND PURCHASE ORDERS - RECORDS PURCHASE ORDER REQUESTS AND POSTS TO G/L. AUTOMATICALLY ENCUMBERS FUNDS WITH COMPLETE INTERFACE TO ACCOUNTS PAYABLE, OR TAX MANAGER WHICH INCLUDES COMPUTER ASSISTED TAX APPRAISAL. TAX BILLING AND COLLECTIONS INCLUDING TAX ROLLS, TAX STATEMENTS AND NOTICES OF CURRENT AND PRIOR YEAR ASSETS VALUE; INTEGRATION TAX COLLECTIONS; PROPERTY VALUATION PROTEST SYSTEMS; AUTOMATED DEED PLOTTING; AND G/L INCLUDING BUDGET WORKSHOP OR ACTUAL. BUDGET AND ENCUMBERED BALANCES.

"CPS SYSTEM'S CITY AND COUNTY GOVERNMENT SYSTEM"
THE CPS SYSTEM'S CITY AND COUNTY GOVERNMENT SYSTEM FOR THE IBM RISC SYSTEM/6000 INCLUDES AT A MINIMUM THE FOLLOWING MODULES. THE COMPUTERIZED REPORTING INFORMATION MANAGEMENT SYSTEM (CRIME) WHICH INCLUDES AT A MINIMUM: BASIC LAW ENFORCEMENT SYSTEM WITH UNIFORM CRIME REPORTING (UCR): TRAFFIC ACCIDENT SYSTEM; FIELD INTERVIEW SYSTEM; PAWN SHOW SYSTEM: JUVENILE SYSTEM WITH UCR; JAIL MANAGEMENT/BOOK-IN:COMPUTER-AIDED DISPATCH; VEHICLE MANAGEMENT; PARKING TICKETS AND MUNICIPLE/JP COURT.

THE UTILITY BILLING SYSTEM WHICH INCLUDES AT A MINIMUM: UTILITY BILLING WITH UP TO 15 SERVICES PER ACCOUNT; USER DEFINE RATE TABLES; ACCOUNT HISTORY FOR EACH BILLING AND METER; AND ROUTE MANAGEMENT.

"CPS SYSTEM'S THE CAD (COUNTY APPRAISAL DISTRICT)"
THE CPS SYSTEM'S COUNTY APPRAISAL DISTRICT MANAGER FOR THE CITY AND COUNTY GOVERNMENT INDUSTRY WHICH OPERATES ON THE IBM RISC SYSTEM/6000 INCLUDES AT A MINIMUM THE FOLLOWING MODULES, COMPUTER ASSISTED TAX APPRAISAL WITH PARCEL VALUATION/IMPROVEMENTS; DIVISION ORDER (MINERAL) SYSTEM: APPRAISAL REVIEW BOARD SYSTEM; ON-LINE TAXING JURISDICTION COLLECTIONS: AND BUILDING DIAGRAMS AND SQUARE FOOT CALCULATION.
                                      OR
GOVERNMENT FUND ACCOUNTING SYSTEM WHICH INCLUDES FUND ACCOUNTING - MAINTAINS DETAILED CHART OF ACCOUNTS FOR EACH CITY/COUNTY FUND WITH REPORTING BY RANGE ACCOUNTS, MAINTAINS FUND BALANCES FOR ACTUAL, BUDGET, PRIOR YEAR BALANCES BY MONTH, QUARTER, AND YEAR. MAINTAINS MULTIPLE REQUIRED FUND GENERAL LEDGERS, APPROPRIATE/EXPENDITURES, INVESTMENTS, AND REVENUE LEDGERS, AND INTERFACES WITH FINANCIAL SUPPORT

                                  Page 3 of 4